UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 12, 2022 (May 10, 2022)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $.01 Par Value	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP – 718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

ConocoPhillips held its annual meeting of stockholders on May 10, 2022.  As of the record date for the annual meeting, there were a total of 1,269,051,257 shares outstanding and entitled to vote. The results of the matters submitted to a vote of the stockholders at the meeting are set forth below.

ELECTION OF DIRECTORS

All 13 nominated directors were elected to serve a one-year term.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Caroline Maury Devine	1,001,286,612	13,031,008	2,242,767	112,445,141
Jody Freeman	969,807,521	44,668,744	2,084,122	112,445,141
Gay Huey Evans CBE	1,000,041,011	15,327,567	1,191,809	112,445,141
Jeffrey A. Joerres	981,524,374	32,690,487	2,345,526	112,445,141
Ryan M. Lance	940,330,997	71,793,840	4,435,550	112,445,141
Timothy A. Leach	998,073,495	17,160,433	1,326,459	112,445,141
William H. McRaven	1,000,960,105	14,367,285	1,232,997	112,445,141
Sharmila Mulligan	995,349,661	20,039,894	1,170,832	112,445,141
Eric D. Mullins	1,005,632,173	9,683,339	1,244,875	112,445,141
Arjun N. Murti	995,101,970	19,937,904	1,520,513	112,445,141
Robert A. Niblock	925,317,740	79,154,713	12,087,934	112,445,141
David T. Seaton	1,002,718,902	11,752,783	2,088,702	112,445,141
R.A. Walker	993,449,351	21,843,384	1,267,652	112,445,141

RATIFICATION OF AUDITORS

The ratification of the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2022 was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Ratification of Appointment of Ernst & Young LLP as ConocoPhillips’ Independent Registered Public Accounting Firm	998,003,261	129,174,410	1,827,857	-

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The advisory vote on the compensation of our Named Executive Officers was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Advisory Vote of the Compensation of our Named Executive Officers	613,581,961	396,011,916	6,966,510	112,445,141

ADOPTION OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS

The adoption of an Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions was not approved. Approval required the affirmative vote of the holders of not less than 80% of the outstanding shares of ConocoPhillips’ common stock entitled to vote on the matter.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Adoption of Amended and Restated Certificate of Incorporation	1,008,358,791	6,138,665	2,062,931	112,445,141

ADVISORY VOTE ON RIGHT TO CALL SPECIAL MEETING

The advisory vote for the Board of Directors to take the steps necessary to amend the appropriate governing documents to give owners of a combined 20% of ConocoPhillips’ outstanding shares the power to call a special meeting was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Advisory Vote on Right to Call Special Meeting	809,123,521	205,548,087	1,888,779	112,445,141

STOCKHOLDER PROPOSAL – RIGHT TO CALL SPECIAL MEETING

A stockholder proposal for the Board of Directors to take the steps necessary to amend the appropriate company governing documents to give owners of a combined 10% of ConocoPhillips’ outstanding common stock the power to call a special shareholder meeting was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Stockholder Proposal – Right to Call Special Meeting	536,805,733	476,933,909	2,820,745	112,445,141

STOCKHOLDER PROPOSAL - EMISSIONS REDUCTION TARGETS

A stockholder proposal for ConocoPhillips to set emissions reduction targets covering the greenhouse gas emissions of the company’s operations as well as its energy products (Scope 1, 2 and 3) was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Stockholder Proposal – Emissions Reduction Targets	400,909,568	559,448,611	56,202,208	112,445,141

STOCKHOLDER PROPOSAL – REPORT ON LOBBYING ACTIVITIES

A stockholder proposal for ConocoPhillips to prepare an annual report providing full detailed disclosure of its direct and indirect lobbying activities and expenditures was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Stockholder Proposal – Report on Lobbying Activities	199,361,165	812,760,356	4,438,866	112,445,141

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Shannon B. Kinney
May 12, 2022	Shannon B. Kinney Deputy General Counsel, Chief Compliance Officer and Corporate Secretary